EXHIBIT 10.1

Promissory Note

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE ISSUERS TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

$ 10,000	_____________, 2019

FOR VALUE RECEIVED, BlackStar Enterprise Group, Inc., having an office and address for purposes of notices and legal process at 4450 Arapahoe Ave., Suite 100, Boulder, Colorado 80303 (“Borrower”) promises to pay to the order of ___________ (“Lender”), at _______________ or at any such other place as may be designated in writing by Lender, the principal sum of $ 10,000 in lawful money of the United States of America, together with interest thereon to be computed from _____________, 2019 at the Interest Rate (as defined below), and to be paid in accordance with the terms of this Promissory Note (“Note”).

INTEREST. Interest at the annual rate of 11 % shall be payable on the principal in accordance with the terms set forth immediately below.

PAYMENT. On or before _____________, 2019, (“Maturity Date”) when any unpaid principle and interest shall be due in full, the borrower shall pay the entire amount due unless 30-day extension granted by both parties.

APPLICATION OF PAYMENTS. The Lender shall first apply the payments to interest and, after all interest is paid in full the balance of any payment shall be applied to the principal amount of the Note.

SECURITY. The Note shall be secured by good faith of BlackStar Enterprise Group, Inc.

ADDITIONAL CONSIDERATION FOR LENDER Lender(s) shall receive, as additional consideration, 50,000 restricted shares of BlackStar Enterprise Group, Inc.

DEFAULT INTEREST/LATE CHARGES.

If the indebtedness is not paid in full on the Maturity Date, interest shall continue to accrue until paid in full.

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BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN BOULDER COUNTY, STATE OF COLORADO. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON HIM AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT HIS ADDRESS SET FORTH ABOVE OR TO ANY OTHER ADDRESS AS MAY APPEAR IN THE LENDER’S RECORDS AS THE ADDRESS OF THE BORROWER (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW).

PREPAYMENT. The Borrower shall have the right to prepay the Note, but no prepayment shall entitle the Borrower to reduce the total amount of principal and interest due hereunder.

NOTICES. All notices to be given pursuant to this Note shall be in writing and sufficient if given by personal service, by guaranteed overnight delivery service, or by being mailed postage prepaid, by registered or certified mail, to the address of the parties first hereinabove set forth or to such other address as either party may request in writing from time to time. Any time period provided in the giving of any notice hereunder shall commence upon the date of personal service, the date after delivery to the guaranteed overnight delivery service, or three (3) days after any notices are deposited, postage prepaid, in the United States mail, certified or registered mail. Notices may be given by a party's attorneys or agents with the same force and effect as though given by such party.

IN WITNESS WHEREOF, the undersigned have executed the foregoing instrument as of the date first above written.

BORROWER:

BlackStar Enterprise Group, Inc.

By: ______________________________

Its: CFO Joseph E Kurczodyna

Authorized Officer

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